Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Oxford Northeast Ltd., a New York corporation (the “Company”), does hereby certify, to such officer’s knowledge and in the capacity of an officer, that:

Amendment No. 1 to the Annual Report for the year ended September 30, 2019 (the “Form 10-K/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K/A.

Date: January 8, 2020	/s/ Samuel Eisenberg
Samuel Eisenberg
Chief Financial Officer
(Principal Financial Officer)

Date: January 8, 2020	/s/ Abraham Miller
Abraham Miller
President
(Principal Executive Officer)